UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 28, 2024

TSCAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40603	82-5282075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

830 Winter Street Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (857) 399-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Voting Common Stock, $0.0001 par value per share	TCRX	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Effective October 28, 2024, TScan Therapeutics, Inc. (the “Company”) entered into a second amendment (the “Second Amendment”) to its existing lease with PPF OFF 828-830 Winter Street LLC (the “Landlord”), dated August 13, 2019, as amended by the first amendment thereto dated November 8, 2023 (as amended the “Existing Lease”), with respect to 25,472 rentable square feet of space (the “Existing Premises”) in certain premises located at 830 Winter Street, Waltham, Massachusetts.

Under the terms of the Second Amendment, the Company has agreed to lease approximately an additional 25,628 rentable square feet of space (the “Expansion Premises”) in the premises located at 830 Winter Street, Waltham, Massachusetts to support its operations, for a term commencing in the fourth quarter 2024 to October 31, 2029, subject to any permitted renewal pursuant to the Existing Lease. The Company will be obligated to pay the Landlord an additional base rent for the Expansion Premises at the monthly rate of $163,378.50, commencing two months after the start of the term for the Expansion Premises, for the first 12-month period, $168,279.86 for the second 12-month period, $173,328.25 for the third 12-month period, $178,528.10 for the fourth 12-month period, and $183,883.94 for the final 12-month period, which may be prorated for any partial year, in addition to the base rent for the Existing Premises as set forth in the Existing Lease.

Under the terms of the Second Amendment, the Landlord has agreed to provide to the Company a tenant improvement allowance of up to approximately $2,681,540.

The forgoing summary of the material terms of the Second Amendment is qualified in its entirety by reference to the complete text of the Second Amendment, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TScan Therapeutics, Inc.

Date: November 1, 2024	By:	/s/ Gavin MacBeath
Gavin MacBeath Chief Executive Officer